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                                                                    Exhibit 10.3

This Instrument prepared by:
         Gerald Petacque

Mail to:
         Gerald Petacque
         19 West Jackson
         Suite 300
         Chicago, Illinois 60604

Common Address of Property
         22 West Hubbard Street
         Chicago, Illinois 60610

P.I.N. 17-09-255-022-0000

                                           (for recorder's use only)

THIS DOCUMENT CONSTITUTES A SECURITY AGREEMENT FOR PURPOSES OF ARTICLE 9 OF THE UNIFORM COMMERCIAL CODE.

              MORTGAGE, ASSIGNMENT OF LEASES & SECURITY AGREEMENT

     THIS MORTGAGE, ("Mortgage") is made as of May 7, 1996 by and between Leap Partnership, Inc., an Illinois corporation (the "Mortgagor", and if there is more than one Mortgagor, Mortgagors shall be collectively referred to as "Mortgagor") whose mailing address is 22 West Hubbard Street, Chicago, Illinois 60610 and Manufacturers Bank (the "Mortgagee"), whose office is located at: 1200 North Ashland Avenue, Chicago, Illinois 60622.

                                   WITNESS:

     WHEREAS, Mortgagor is indebted to Mortgagee in the principal amount of $596,000.00 together with interest thereon at the rates provided in that certain Mortgage Note ("Mortgage Note"), a copy of which is attached hereto as Exhibit "1" and made a part hereof.

     WHEREAS, as a condition of making the loan evidenced by the aforesaid Mortgage Note, and all Mortgage Notes thereafter executed by Mortgagor evidencing future advances or loans and all renewals and refinancing of said Notes made pursuant to Paragraph 31 (Future Advances) hereof including but not limited to advances made by Mortgagee in accordance with the terms, covenants and provisions of this Mortgage and the performance of the terms, covenants and provisions herein contained, Mortgagee has required that Mortgagor mortgage the "Premises" (as hereinafter defined) to the

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Mortgagee, and Mortgagor has executed, acknowledged, and delivered this Mortgage to secure, in addition to the indebtedness evidenced by the aforesaid Mortgage Note, any and all sums, indebtedness and liabilities of any and every kind now or hereafter owing to or to become due to Mortgagee from Mortgagor.

     Mortgagor does, by these presents, grant, convey and mortgage unto Mortgagee, its successors and assigns forever, the Real Estate and all of their estates, rights, titles, and interests (free from all rights and benefits under and by virtue of the Homestead Exemption Laws of the State of Illinois, which said rights and benefits the Mortgagor does hereby expressly release and waive, and free from all right to retain possession of said real estate after default in payment or breach of any of the covenants and agreements herein contained) legally described on Exhibit "2" attached hereto and made a part hereof (sometimes herein referred to as the "Real Estate"), which Real Estate, together with the following described property, is collectively referred to as the "Premises", together with:

     A) All right, title, and interest of Mortgagor, including any after-acquired title or reversion, in and to the beds of the ways, streets, avenues, and alleys adjoining the Premises.

     B) All and singular the tenements, hereditaments, easements, appurtenances, passages, liberties, and privileges thereof or in any way now or hereafter appertaining, including homestead and any other claim at law or in equity as well as any after-acquired title, franchise, or license, and the reversion and reversions and remainder and remainders thereof;

     C) In accordance with the Collateral Assignment of Lease and Rents dated of even date herewith, all rents, issues, proceeds and profits accruing and to accrue from the Premises; and

     D) All buildings and improvements of every kind and description now or hereafter erected or placed thereon and all materials intended for construction, reconstruction, alteration, and repairs of such improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the Premises immediately upon the delivery thereof to the Premises, and all fixtures, equipment, materials and other types of personal property (other than that belonging to tenants) used in the ownership and operation of the improvement situated thereon with parking and other related facilities, in possession of Mortgagor and now or hereafter located in, on, or upon, or installed in or affixed to, the Real Estate legally described herein, or any improvements or structures thereon, together with all accessories and parts now attached to or used in connection with any such equipment, materials and personal property or which may hereafter, at any time, be placed in or added thereto, and also any and all replacements and proceeds of any such equipment, materials, and personal property, together with the proceeds of any of the foregoing; it being mutually agreed, intended, and declared, that all the aforesaid property shall, so far as permitted by law, be deemed to form a part and parcel of the Real Estate and for the purpose of this Mortgage to be Real Estate, and covered by this Mortgage; and as to any of the property aforesaid which does not so form a part and parcel of the Real Estate or does not constitute a "fixture" (as such term is defined in the Uniform Commercial Code), this Mortgage is hereby deemed to be, as well, a Security Agreement under the Uniform Commercial Code for the purpose of creating hereby a security interest

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in such property, which Mortgagor hereby grants to the Mortgagee as the Secured
Party (as such term is defined in the Uniform Commercial Code).

     TO HAVE AND TO HOLD, the same unto the Mortgagee and its successors and assigns forever, for the purposes and uses herein set forth.

     Provided, however, that if the Mortgagor shall pay the principal and all interest as provided by Mortgage, and shall pay all other sums herein provided for, or secured hereby, and shall well and truly keep and perform all of the covenants herein contained, then this Mortgage shall be released at the cost of the Mortgagor, otherwise to remain in full force and effect.

     1. MORTGAGOR'S COVENANTS. To protect the security of this Mortgage, Mortgagor agrees and covenants with the Mortgagee that Mortgagor shall:

A. Payment of Principal and Interest. Pay promptly when due the principal and interest on the indebtedness evidenced by the Mortgage at the times and in the manner herein and in this Mortgage provided.

B. Taxes and Deposits Therefor.

     (i) Pay immediately when first due and owing, all general taxes, special taxes, special assessments, water charges, sewer charges, and other charges which may be levied against the Premises, and to furnish to Mortgagee upon request therefor, duplicate receipts therefor within thirty (30) days after payment thereof. Mortgagor may, in good faith and with reasonable diligence, contest the validity or amount of any such taxes or assessments provided: (a) that such contest shall have the effect of preventing the collection of the tax or assessment so contested and the sale or forfeiture of said Premises or any part thereof, or any interest therein, to satisfy the same; (b) that Mortgagor has notified Mortgagee in writing of the intention of the Mortgagor to contest the same, before any tax or assessment has been increased by any interest, penalties, or costs; and (c) that Mortgagor shall have deposited with Mortgagee at such place as Mortgagee may from time to time in writing appoint, a sum of money, bond, Letter of Credit or other security reasonably acceptable to Mortgagee which shall be sufficient in the reasonable judgment of the Mortgagee to pay in full such contested tax and assessment and all penalties and interest that might become due thereon, and shall keep said money on deposit or keep in effect said bond or Letter of Credit in an amount sufficient, in the reasonable judgment of the Mortgagee, to pay in full such contested tax and assessment; and all penalties and interest that might become due thereon, and shall keep on deposit an amount sufficient at all times, increasing such amount to cover additional penalties and interest whenever, in the reasonable judgment of the Mortgagee, such increase is advisable. In case the Mortgagor, after demand is made upon it by Mortgagee, shall fail to prosecute such contest with reasonable

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          diligence, or shall fail to maintain sufficient funds on deposit as hereinabove provided, the Mortgagee may, at its option upon notice to Mortgagor, apply the monies and/or liquidate the securities deposited with Mortgagee, in payment of, or on account of, such taxes and assessments, or any portion thereof then unpaid, including the payment of all penalties and interest thereon. If the amount of the money and/or security so deposited shall be insufficient as aforesaid for the payment in full of such taxes and assessments, together with all penalties and interest thereon, the Mortgagor shall forthwith upon demand, either (a) deposit with the Mortgagee a sum which, when added to the funds then on deposit, shall be sufficient to make such payment in full, or (b) in case the Mortgagee shall have applied funds on deposit on account of such taxes and assessments, restore said deposit to an amount reasonably satisfactory to Mortgagee. Provided Mortgagor is not then in default hereunder, the Mortgagee shall, upon the final disposition of such contest and upon Mortgagor's delivery to Mortgagee of an official bill for such taxes, apply the money so deposited in full payment of such taxes and assessments or that part thereof then unpaid, together with all penalties and interest due thereon and return on demand the balance of said deposit, if any, to the Mortgagor.

     (ii) Mortgagor shall deposit with the Mortgagee commencing on the date of disbursement of the proceeds of the loan secured hereby and on the first day of each month following the month in which said disbursement occurs, a sum equal to the amount of all real estate taxes and assessments (general and special) next due upon or for the Premises (the amount of such taxes next due to be based upon the Mortgagee's reasonable estimate as to the amount of taxes and assessments to be levied and assessed) reduced by the amount, if any, then on deposit with the Mortgagee, divided by the number of months to elapse before two months prior to the date when such taxes and assessments will become due and payable. Such deposits are to be held without any allowance of interest to Mortgagor and are to be used for the payment of taxes and assessments (general and special) on the Premises next due and payable when they become due. If the funds so deposited are insufficient to pay any such taxes or assessments (general or special) when the same become due and payable, the Mortgagor shall, within ten
          (10) days after receipt of demand therefor from the Mortgagee, deposit such additional funds as may be necessary to pay such taxes and assessments (general and special) in full. If the funds so deposited exceed the amount required to pay such taxes and assessments (general and special) for any year, the excess shall be applied on a subsequent deposit or deposits. Said deposits need not be kept separate and apart from any other funds of the Mortgagee.

          Anything in this paragraph (ii) to the contrary notwithstanding, if the funds so deposited are insufficient to pay any such taxes or assessments (general or special) or any installment thereof, Mortgagor will, not later than the

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          thirtieth (30th) day prior to the last day on which the same may be paid without penalty or interest, deposit with the Mortgagee the full amount of any such deficiency.

               If any such taxes or assessments (general or special) shall be levied, charged, assessed or imposed upon or for the Premises, or any portion thereof, and if such taxes or assessments shall also be a levy, charge, assessments or imposition upon or for any other Premises not encumbered by the lien of this MORTGAGE, then the computation of any amount to be deposited under paragraph (ii) shall be based upon the entire amount of such taxes or assessments, and Mortgagor shall not have the right to apportion the amount of any such taxes or assessments for the purposes of such computation.

     C. Insurance.

          REQUIRED INSURANCE. Mortgagor will at all times maintain or cause to be maintained on the Goods, the Premises and on all other Collateral, all insurance required at any time or from time to time by the other Loan Documents or as reasonably requested by Mortgagee.

     All insurance shall be in the form and content as reasonably approved by the Mortgagee (which shall be carried in companies reasonably acceptable to Mortgagee) and the policies and renewals marked "PAID" shall be delivered to the Mortgagee at least thirty (30) days before the expiration of the old policies and shall have attached thereto standard noncontributing mortgage clause(s) in favor of and entitling Mortgagee to collect any and all of the proceeds payable under all such insurance, as well as standard waiver of subrogation endorsement, if available. Mortgagor shall not carry separate insurance, concurrent in kind or form and contributing in the event of loss, with any insurance required hereunder. In the event of any casualty loss, Mortgagor will give immediate notice by mail to the Mortgagee.

          (viii) INSURANCE DEPOSIT. The Mortgagor will deposit with Mortgagee within ten (10) days after notice of demand by Mortgagee in addition the monthly payments of interest or principal payable under the terms of Mortgage Note secured hereby and in addition to the deposits for general and special taxes a sum equal to the premiums that will next become due and payable on policies of fire, extended coverage and other hazard insurance, covering the mortgaged Premises, less all sums already paid therefor, divided by the number of months to elapse before one (1) month prior to the date when such insurance premiums will become due and payable, such sums to be held in trust without interest to pay said insurance premiums. If the Mortgagor defaults in so insuring the Premises, or in so assigning and delivering certified copies of the policies, the Mortgagee may, at the Option of the Mortgagee, effect such insurance from year to year and pay the premium therefor, and the Mortgagor will reimburse the Mortgagee for any premiums so paid, with interest from time of payment at

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          the default rate as set forth in Mortgage Note on demand and the same shall be secured by this MORTGAGE.

          (ix) MORTGAGEE'S INTEREST IN AND USE OF TAX AND INSURANCE DEPOSITS; SECURITY INTEREST. In the event of a default hereunder, the Mortgagee may, at its option but without being required so to do, apply any monies at the time of deposit pursuant to paragraphs l(B)(ii) and l(C)(viii) hereof on any of Mortgagor's obligations contained herein or in Mortgage Note, in such order and manner as the Mortgagee may elect. When the indebtedness has been fully paid, any remaining deposits shall be paid to Mortgagor of to the then owner or owners of the Premises as the same appear on the records of the Mortgagee. A security interest, within the meaning of the Uniform Commercial Code of the State in which the Premises are located, is hereby granted to the Mortgagee in and to all monies at any time on deposit pursuant to Paragraphs l(B)(ii) and l(C)(viii) hereof and such monies and all of Mortgagor's right, title and interest therein are hereby assigned to Mortgagee, all as additional security for the indebtedness hereunder and shall, in the absence of default hereunder, be applied by the Mortgagee for the purposes for which made hereunder and shall not be subject to the direction or control of the Mortgagor; provided, however, that the Mortgagee shall not be liable for any failure to apply to the payment of taxes or assessments or insurance premiums any amount so deposited unless Mortgagor, while not in default hereunder, shall have furnished Mortgagee with the bills therefor and requested Mortgagee, in writing, to make application of such funds to the payment of the particular taxes or assessments or insurance premiums for payment of which they were deposited, accompanied by the bills for such taxes or assessments or insurance premiums. Mortgagee shall not be liable for any act or omission taken in good faith, but only for its gross negligence or willful misconduct.

          (x) MORTGAGEE CONSENT SHALL BE REQUIRED: Mortgagor shall not amend, modify, change, cancel or terminate any of the insurance policies required to be maintained by Mortgagor without the prior written consent of Mortgagee.

D. PRESERVATION AND RESTORATION OF PREMISES AND COMPLIANCE WITH GOVERNMENTAL REGULATIONS. Mortgagor shall (a) promptly repair, restore, or rebuild any buildings and other improvements now or hereafter on the Premises which may become damaged or destroyed to substantially the same character as prior to such damage or destruction, without regard to the availability or adequacy of any casualty insurance proceeds or eminent domain awards; (b) keep the Premises constantly in good condition and repair, without waste; (c) keep the Premises free from mechanics' liens or other liens or claims for the lien not expressly subordinated to the lien hereof (collectively called "Liens"), subject, however to the rights of the Mortgagor set forth in the next paragraph below; (d) immediately pay when due any indebtedness which may be secured by a lien hereof

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     (no such subsequent lien to be permitted hereunder) and upon request exhibit satisfactory evidence of the discharge of such lien to Mortgagee;
     (e) complete within a reasonable time any building(s) or other improvement(s) now or at any time in the process of erection upon the Premises; (f) comply with all federal, state and local requirements of law, regulations, ordinances, orders and judgments and all covenants, easements and restrictions of record with respect to the Premises and the use thereof; (g) make no alterations in the Premises without Mortgagee's prior written consent; (h) suffer or permit no change in the general nature of the occupancy of the Premises without Mortgagee's prior written consent (i) observe and comply with all conditions and requirements (if any) necessary to preserve and extend all rights, easements, licenses, permits (including without limitation zoning variations and any non-conforming uses and structures), privileges, franchises and concessions applicable to the Premises or contracted for in connection with any present or future use of the Premises; and (k) pay each item of indebtedness secured by this MORTGAGE when due without set-off, recoupment, or deduction according to the terms hereof and of Mortgage Note. As used in this paragraph and elsewhere in this MORTGAGE, the term "indebtedness" means and includes the unpaid principal sum evidenced by Mortgage Note, together with all interest, additional interest, late charges and prepayment premiums thereon, and all other sums at any time secured by this Mortgage.

          Anything in (c) and (d) above to the contrary notwithstanding, Mortgagor may, in good faith and with reasonable diligence, contest the validity of amount of any lien not expressly subordinated to the lien hereof, and defer payment and discharge thereof during the pending of such contest, provided: (i) that such contest shall have the effect of preventing the sale or forfeiture of the Premises or any part thereof, or any interest therein, to satisfy such lien; (ii) that, within ten (10) days after Mortgagor has been notified of the assertion of such lien, Mortgagor shall have notified Mortgagee in writing of Mortgagor's intention to contest such a lien; and (iii) that Mortgagor shall have deposited with Mortgagee a sum of money which shall be sufficient in the judgment of the Mortgagee to pay in full such lien and interest which might become due thereon, and shall keep on deposit an amount so sufficient at all times, increasing such amount to cover additional interest whenever, in the judgment of Mortgagee, such increase is advisable. Such deposits are to be held without any allowance of interest. If Mortgagor shall fail to prosecute such contest with reasonable diligence or shall fail to pay the amount of the lien plus any interest finally determined to be due upon the conclusion of such contest, to the extent such amount exceeds the amount which Mortgagee will pay as provided below, or shall fail to maintain sufficient funds on deposit as hereinabove provided, Mortgagee may, at its option, apply the money so deposited in payment of or on account of such lien, or that part thereof then unpaid, together with all interest thereon. If the amount of money so deposited shall be insufficient for the payment in full of such lien, together with all interest thereon, Mortgagor shall forthwith, upon demand, deposit with Mortgagee a sum which, when added to the funds then on deposit, shall be sufficient to make such payment in full. Mortgagee shall, upon the final disposition of such contest,

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     apply the money so deposited full payment of such lien or that part thereof then unpaid (provided Mortgagor is not then in default hereunder) when so required in writing by Mortgagor and when furnished by Mortgagor with sufficient funds to make such payment in full and with evidence satisfactory to Mortgagee of the amount of payment to be made.

E. RESTRICTIONS ON TRANSFER AND FINANCING. For the purpose of protecting Mortgagee's security, keeping the Premises free from substantial financing liens, and/or allowing Mortgagee to raise the interest rate and to collect assumption fees, Mortgagor agrees that any sale, conveyance, further encumbrance or other transfer of title to the Premises, or any interest therein (whether voluntary or by operation of law) without the Mortgagee's prior written consent, shall be an Event of Default hereunder.

          For the purposes of this paragraph E and without limiting the generality of the foregoing, the occurrence at any time of any of the following events, without Mortgagee's prior written consent, shall be deemed to be an unpermitted transfer of title to the Premises and therefore an Event of Default hereunder:

          (i) any sale, conveyance, assignment, or other transfer of, or the mortgage, pledge, or grant of a security interest in, all or any part of the legal and/or equitable title to the Premises including, without limitation, all or any part of the beneficial interest of a trustee Mortgagor; or

          (ii) any sale, conveyance, assignment, or other transfer of, or the mortgage, pledge, or grant of a security interest in, any shares of stock of a corporate Mortgagor, a corporation which is the beneficiary of a trustee Mortgagor;* or

          (iii) any sale, conveyance, assignment, or other transfer of, or the mortgage, pledge, or grant of a security interest in any membership interest of a limited liability company; or

          (iv) any sale, conveyance, assignment, or other transfer of, or the mortgage, pledge, or grant of a security interest in, any general partnership interest of a partnership Mortgagor or a partnership beneficiary of a trustee Mortgage, a partnership which is a general partner in a partnership Mortgagor, a partnership which is a general partner in a partnership beneficiary of a trustee Mortgagor, a partnership which is the owner of substantially all of the capital stock of any corporation described in paragraph 1 (E)(ii) above, or any other partnership having an interest, whether direct or indirect, in Mortgagor; or

          (v) if Mortgagor, beneficiary or any other person shall modify, amend, terminate, dissolve or in any other way alter its trust, corporate or partnership existence or fall from good standing or convey, transfer, distribute, lease or otherwise dispose of all or substantially all of its property, assets or business.

               Any such sale, transfer, assignment, conveyance, lease, lien, pledge, mortgage, hypothecation or any other encumbrance or alienation or

* That notwithstanding any provisions contained in this Paragraph E. or subdivision thereof, Mortgagor shall have a right to transfer shares of its stock as long as such transfer(s) shall not be for all or a majority of the capital stock of the Mortgagor.

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          contract or agreement to do any of the foregoing shall be null and void and of no force or effect, but the attempted making thereof shall, at the option of the Mortgagee, constitute an Event of Default hereunder. Any consent by the Mortgagee, or any waiver of an Event of Default, under this paragraph 1(E) shall not constitute a consent to, or waiver of any right, remedy or power of the Mortgagee upon a subsequent Event of Default under this paragraph 1(E).

     2. MORTGAGEE'S PERFORMANCE OF DEFAULTED ACTS. In case of default herein, Mortgagee may, but need not, at any time subject to the provisions of this Mortgage, make any payment or perform any act herein required of Mortgagor in any form and manner deemed expedient by Mortgagee, and Mortgagee may, but need not, make full or partial payments of principal or interest on prior encumbrances, if any, and purchase, discharge, compromise, or settle any tax lien or other prior or junior lien or title or claim thereof, or redeem from any tax sale or forfeiture affecting the Premises or contest any tax or assessment. All monies paid or incurred in connection therewith, including attorneys' fees, and any other monies advanced by Mortgagee to protect the Premises and the lien hereof, shall be so much additional indebtedness secured hereby, and shall become immediately due and payable by Mortgagor to Mortgagee without notice and with interest thereon at the Default Rate as defined herein. Inaction of Mortgagee shall never be considered as a waiver of any right accruing to it on account of any default on the part of the Mortgagor.

     3. EMINENT DOMAIN. So long as any portion of the principal balance evidenced by Mortgage Note remains unpaid, any and all awards heretofore or hereafter made or to be made to the present and all subsequent owners of the Premises, by any governmental or other lawful authority for taking, by condemnation or eminent domain, of the whole or any part of the Premises or any improvement located thereon, or any easement therein or appurtenant thereto (including any award from the United States Government at any time after the allowance of the claim therefor, the ascertainment of the amount thereof and the issuance of the warrant for payment thereof), are hereby assigned by Mortgagor to Mortgagee, to the extent of the unpaid indebtedness evidenced by Mortgage Note, which award Mortgagee is hereby authorized to give appropriate receipts and acquittances therefor, and subject to the terms of paragraph 24 hereof, Mortgagee shall apply the proceeds of such award as a credit upon any portion of the indebtedness secured hereby or, at its option, permit the same to be used to repair and restore the improvements in the same manner as set forth in paragraph 24 hereof with regard to insurance proceeds received subsequent to a fire or other casualty to the Premises. Mortgagor shall give Mortgagee immediate notice of the actual or threatened commencement of any such proceedings under condemnation or eminent domain, affecting all or any part of the said Premises or any easement therein or appurtenances thereof, including severance and consequential damage and change in grade of streets, and will deliver to Mortgagee copies of any and all papers served in connection with any such proceedings. Mortgagor shall make, execute and deliver to Mortgagee, at any time or times upon request, free, clear and discharged of any encumbrances of any kind

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whatsoever, any and all further assignments and/or instruments deemed necessary by Mortgagee for the purpose of validly and sufficiently assigning all awards in accordance with and subject to the provisions hereof, and other compensation heretofore and hereafter to be made to Mortgagor for any taking, either permanent or temporary, under any such proceeding. Notwithstanding anything aforesaid to the contrary, Mortgagor shall have the sole authority to conduct the defense of any condemnation or eminent domain proceeding and (so long as the amount of any condemnation or eminent domain award exceeds the unpaid principal balance evidenced by Mortgage Note) the sole authority to agree to and/or accept the amounts, terms, and conditions of any and all condemnation or eminent domain awards.

     4. (A) ACKNOWLEDGMENT OF DEBT. Mortgagor shall furnish, from time to time, within thirty (30) days after Mortgagee's request, a written statement of the amount due upon this Mortgage and whether any alleged offsets or defenses exist against the indebtedness secured by this Mortgage.

(B) FURNISHING OF FINANCIAL STATEMENTS TO MORTGAGEE. Mortgagor covenants and agrees that it will keep and maintain books and records of account in which full, true and correct entries shall be made of all dealings and transactions relative to the Premises, which books and records of account shall, at reasonable times and on reasonable notice, be open to the inspection of the Mortgagee and its accountants and other duly authorized representatives. Such books of record and account shall be kept and maintained in accordance with the generally accepted accounting principles consistently applied.

(C) Mortgagor covenants and agrees upon Mortgagee's request to furnish to the Mortgagee, within ninety (90) days following the end of every fiscal year applicable to the operation of the improvements on the Premises, a copy of a report of the operations of the improvements on the Premises for the year then ended, to be certified by a general partner or the chief financial officer of Mortgagor satisfactory to the Mortgagee, including a balance sheet and supporting schedules and containing a detailed statement of income and expenses. Each such certificate to each such annual report shall certify that the certifying party examined such records as were deemed necessary for such certification and that those statements are true and correct and complete.

     5. ILLEGALITY OF TERMS HEREOF. Nothing herein or in Mortgage Note contained nor any transaction related thereto shall be construed or shall so operate either presently or prospectively, (a) to require Mortgagor to pay interest at a rate greater than is now lawful in such case to contract for, but shall require payment of interest only to the extent of such lawful rate; or (b) to require Mortgagor to make any payment or do any act contrary to law, and if any clause and provision herein contained shall otherwise so operate to invalidate this Mortgage, in whole or in part, then such clause or clauses and provisions only shall be held for naught as though not herein contained and the remainder of this Mortgage shall remain operative and in full force and effect, and Mortgagee shall be given a reasonable time to correct any such error.

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     6. SUBROGATION. In the event the proceeds of the loan made by the Mortgagee to the Mortgagor, or any part thereof, or any amount paid out or advanced by the Mortgagee, be used directly or indirectly to pay off, discharge, or satisfy, in whole or in part, any prior lien or encumbrance upon the Premises or any part thereof, then the Mortgagee shall be subrogated to such other lien or encumbrance and to any additional security held by the holder thereof and shall have the benefit of the priority of all of same.

     7. EXECUTION OF SECURITY AGREEMENT AND FINANCING STATEMENT. Mortgagor, within five (5) days after request by mail, shall execute, acknowledge, and deliver to Mortgagee a Security Agreement, Financing Statement, or other similar security instrument, in form satisfactory to the Mortgagee, and reasonably satisfactory to Mortgagor and conforming to the terms hereof covering all property of any kind whatsoever owned by the Mortgagor, which, in the sole opinion of Mortgagee, is essential to the operation of the Premises and concerning which there may be any doubt as to whether the title to same has been conveyed by or a security interest therein perfected by this Mortgage under the laws of the State of Illinois and will further execute, acknowledge, and deliver any financing statement, affidavit, continuation statement or certificate, or other documents as Mortgagee may request in order to perfect, preserve, maintain; continue, and extend the security instrument. Mortgagor further agrees to pay Mortgagee, on demand, all costs and expenses incurred by Mortgagee in connection with the recording, filing, and refiling of any such document. This instrument is intended by the parties to be, and shall be construed as, a security agreement, as that term is defined and used in Article 9 of the Illinois Uniform Commercial Code, as amended, and shall grant to the Mortgagee a security interest in that portion of the premises with respect to which a security interest can be granted under Article 9 of the Illinois Uniform Commercial Code, as amended, which security interest shall also include a security interest in the personalty described in Exhibit 3 attached hereto and made a part hereof, a security interest in all other tangible and intangible personal property, including without limitation, to the extent of the Mortgagor's present or future interest, all licenses, permits and general intangibles now or hereafter located upon the premises, or related to or used or usable in connection with any present or future operation upon such property, and a security interest in the proceeds of all insurance policies now or hereafter covering all or any part of such collateral.

     8. MORTGAGEE'S PAYMENT OF GOVERNMENTAL, MUNICIPAL OR OTHER CHARGES OR LIENS. Upon the occurrence of an Event of Default hereunder Mortgagee is hereby authorized subject to the terms of and provisions of this Mortgage, to make or advance, in the place and stead of the Mortgagor, any payment relating to taxes, assessments, water rates, sewer rentals, and other governmental or municipal charges, fines, impositions, or liens asserted against the Premises and may do so according to any bill, statement, or estimate procured from the appropriate public office without inquiry into the accuracy of the bill, statement, or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien, or title or claim thereof, and the Mortgagee is further authorized to make or advance in the place and stead of the Mortgagor any payment relating to any apparent or threatened adverse title, lien, statement of lien, encumbrance, claim, or charge; or payment otherwise relating to any other purpose herein and hereby authorized but not enumerated in this paragraph, and may do so whenever, in its reasonable judgment and discretion, such advance or advances shall seem necessary or desirable to protect the full security intended to be created by this instrument, and, provided further, that in connection with any such advance, Mortgagee, in its option, may and is hereby authorized to obtain a continuation report of title or title insurance policy prepared by a title insurance company of Mortgagee's choosing.

     All such advances and indebtedness authorized by this paragraph shall be repayable by Mortgagor upon demand with interest at the Default Rate.

     9. STAMP TAX; EFFECT OF CHANGES IN LAW REGARDING TAXATION.

(A) If, by the laws of the United States of America or of any state or subdivision thereof having jurisdiction over the Mortgagor any tax is due or becomes due in respect of the issuance of Mortgage Note, the Mortgagor covenants and agrees to pay such tax in the manner required by any such law. The Mortgagor further covenants to reimburse the Mortgagee for any sums which Mortgagee may expend by reason of the imposition of any tax on the issuance of Mortgage Note.

(B) In the event of the enactment, after this date, of any law of the state in which the Premises are located deducting from the value of the land for the purpose of taxation any lien thereon, or imposing upon the Mortgagee the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Mortgagor, or changing in any way the laws relating to the taxation of mortgages or debts secured by mortgages or the Mortgagee's interest in the Premises, or the manner of collection of taxes, so as to affect this Mortgage or the debt secured hereby or the holder thereof, then, and in any such event, the Mortgagor, upon demand by the Mortgagee, shall pay such taxes or assessment or reimburse the Mortgagee therefor; provided however, that if in the opinion of counsel for the Mortgagee (i) it might be unlawful to require Mortgagor to make such payment; or (ii) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law; then and in any such event, the Mortgagee may elect, by notice in writing given to the Mortgagor, to declare all of the Indebtedness to be and become due and payable sixty (60) days from the giving of such notice.

     10. PURPOSE OF LOAN. Mortgagor (as advised by its beneficiary(ies) if Mortgagor is a land trust, if such is the case) represents, understands and agrees that the obligations secured hereby constitute a business loan as defined in this paragraph. This Mortgage is an exempt transaction under the Truth-In-Lending Act, 15. U.S.C., paragraph 1601 et. seq. and this Mortgage and Mortgage
Note 3 which is secured thereby are to be construed and governed by the laws of the State of Illinois and that the entire proceeds of Mortgage Note shall be used for business purposes as defined in the Illinois Compiled Statutes at 815 ILCS 205/4.

     11. MORTGAGEE'S RIGHT OF INSPECTION. The Mortgagee and any persons authorized by the Mortgagee shall have the right to enter upon and inspect the Premises at all reasonable prior notice; and if, at any time after default by the Mortgagor in the performance of any of the terms, covenants, or provisions of this Mortgage or Mortgage Note or the Loan Documents, the Management or maintenance of the Premises shall be determined by the Mortgagee to be unsatisfactory, the Mortgagor shall employ for the duration of such default, as managing agent of the Premises, any person from time to time designated by the Mortgagee and Mortgagor shall be liable for any inspection fee. In addition, in the event of any default(s) under the terms of this Mortgage or any other loan documents securing the Note, or when deemed reasonable and necessary by Mortgagee, Mortgagee and its representative shall have a right to enter upon the premises and improvements thereon (in addition to any rights Mortgagee may have under Mortgage Note and any loan documents securing the Note) to conduct a comprehensive Environmental Audit including and not limited to a Phase I and Phase II Audit and/or to conduct an Americans With Disabilities Act Audit. Mortgagor, Mortgagor's Beneficiaries, if property is vested in a land trust and Guarantor(s), if premises are vested in a corporation, the corporation's officers, directors and shareholders jointly and severally are liable to promptly pay on or before five (5) days from the presentation from Mortgagee all costs, fees and expenses incurred in connection with the Environmental and Americans With Disabilities Act Audits.

     12. REPRESENTATIONS AND WARRANTIES. Mortgagor hereby represents [and if the Premises are vested in a land trust, the beneficiary(ies) hereinafter named, by directing Mortgagor to execute and deliver this Mortgage and by joining in the execution of this Mortgage, to the best of their knowledge represent(s) and warrant(s)] to Mortgagee as of the date hereof and as of all dates hereafter that:

(a) OWNERSHIP. Mortgagor owns the entire Premises and no person or entity, other than Mortgagor and the Mortgagee has any interest (direct or indirect, collateral or otherwise) (other than the lessee's leasehold interest) in the Premises;

(b) USE OF MORTGAGE PROCEEDS. Mortgagor intends to utilize, and its utilizing, the proceeds of the indebtedness evidenced by Mortgage Note and secured hereby for its business purposes;

(c) UNTRUE STATEMENTS. Mortgagor has not made any untrue statement or false disclosure to Mortgagee to induce it to issue its Commitment with respect to its financial status or ability to repay the indebtedness or perform the covenants contained in the Loan Documents specified in Mortgage Note, or omitted to state a material fact necessary to make statements made or matters disclosed to Mortgagee, in light of the circumstances under which said statements were made or matters disclosed, not misleading;

(d) DEFAULT UNDER AGREEMENTS. Mortgagor is not in default under any agreement to which it is a party, the effect of which will materially and adversely affect performance by Mortgagor of its obligations pursuant to and as contemplated by the terms and provisions of the aforesaid Commitment Letter, Mortgage Note, or any of the Loan Documents therein specified, and the consummation of the transaction(s) herein and therein contemplated, and compliance with the terms hereof and thereof will not violate any presently existing applicable order, writ, injunction, or decree of any court or governmental department, commission, bureau, agency, or instrumentality, and will not conflict with, be inconsistent with, or result in any breach of any of the terms, covenants, conditions, or provisions of, or constitute a default under any articles, by-laws, partnership agreement, indenture, mortgage, deed of trust, instrument, document, agreement or contract to which Mortgagor may be bound; and

(e) PROCEEDINGS AND INSURANCE. Mortgagor is not involved or to the best of its knowledge, is not threatened to be involved in, any actions, suits, or proceedings affecting them or the Premises before any court or governmental, administrative, regulatory, adjudicating, or arbitrational body or agency of any kind which is not covered by insurance, and which will materially affect performance by Mortgagor of its obligations pursuant to this Mortgage, Mortgage Note, or the Loan Documents specified therein:

(f) MORTGAGOR DULY ORGANIZED. Mortgagor has been duly organized and is in good standing under the laws of the State of Illinois; has legal authority to bind Mortgagor; that this Mortgage, Mortgage Note (and any other Loan Documents) are valid and enforceable in accordance with their terms;

(g) CONDITION OF PREMISES. The buildings are in high quality physical order, repair and condition, are structurally sound and wind and water tight, and all plumbing, electrical, heating, ventilation, air conditioning, elevator and other mechanical systems and equipment are in good operating order, repair and condition;

(h) TAXES. Mortgagor has filed all federal, state, county, and municipal income tax returns required to have been filed by it and has paid all taxes which have become due pursuant to such returns or pursuant to any assessments received by it, and Mortgagor does not know of any basis for additional assessment in respect of such taxes;

(i) LITIGATION. There is not now pending against or affecting Mortgagor, Beneficiary or any Guarantor of Mortgage Note or the Premises nor, to the knowledge of Mortgagor, is there threatened, any action, suit or proceeding at law or in equity or by or before any administrative agency which if adversely determined would materially impair or affect the financial condition or operation of Mortgagor, Beneficiary, or any Guarantor of Mortgage Note or the Premises.

(j) PERMITS AND APPROVALS. All permits, certificates, approvals and licenses required for or in connection with the ownership, use, occupancy or enjoyment of the Premises or in connection with the organization, existence, and conduct of the business of Mortgagor have been duly and validly issued and are and shall at all times be in full force and effect;

(k) ZONING. The Premises are duly and validly zoned as to permit the current use, occupancy and operation of the Premises and such zoning is final and unconditional and in full force and effect, and no attacks are pending or threatened with respect thereto. The Premises comply with the requirements, standards and limitations set forth in the applicable zoning ordinance and other applicable ordinances in all particulars including but not limited to, bulk, density, height, character, dimension, location and parking restrictions or provisions;

(l) UTILITIES. All utility services necessary and sufficient for the full use, occupancy and operation of the Premises are available to and currently servicing the Premises without the necessity of any off-site improvements or further connection costs.

(m) BROKERAGE COMMISSIONS AND OTHER FEES. That Mortgagee is not liable for nor responsible for the payment of any brokerage commissions or fees in connection with the loan to be disbursed by Mortgagee hereunder.

(n) HAZARDOUS WASTE, DISABILITY LAWS, ETC. That the premises are free of any asbestos and the premises have not been used for the purpose of storing, disposal or treatment of hazardous substances or hazardous waste, and there has been no surface or subsurface contamination due to the storing, disposal or treatment of any hazardous substances, hazardous wastes or regulated substances as those terms are defined in the Comprehensive Environmental Response, Liability and Compensation Act, 42 U.S.C. 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq., the Environmental Protection Act, III. Rev. Stat. 1985 (supp. 1986 and
     1987) ch. 111-1/2 par. 1101 et seq., and the premises are in full compliance with all disability laws and neither Mortgagor nor any and all previous owners of the real estate have received any notification of any asserted present or past failure to comply with any such environmental protection and/or disability laws or any rules or regulations adopted pursuant thereto. Mortgagor shall immediately notify Mortgagee of any notice or threatened action from any governmental agency or from any tenant under a lease of any portion of the premises of a failure to comply with any such environmental protection and/or disability laws and with any rules or regulations adopted pursuant thereto.

     13. DEFAULT AND FORECLOSURE

(A) Events of Default and Remedies. The following shall constitute an Event of Default under this Mortgage:

          (i) FAILURE TO PROVIDE INSURANCE. Any failure to provide the insurance specified in paragraphs l(C)(i) through l(C)(vii) inclusive;

          (ii) DEFAULT IN PAYMENT OF PRINCIPAL OR INTEREST. Any default in the payment of principal and/or interest under Mortgage Note secured hereby which default or failure remains uncured for a period of ten
          (10) days; or

          (iii) DEFAULT IN PERFORMANCE OF COVENANTS OR CONDITIONS. Any default in the performance or observance of any other term, covenant, or condition in this Mortgage, or in any other instrument now or hereafter evidencing or securing said indebtedness which default continues for thirty (30) days;

          (iv) VOLUNTARY BANKRUPTCY PROCEEDINGS. If the Mortgagor, any Beneficiary or any Guarantor of Mortgage Note shall file a petition in voluntary bankruptcy or under Chapter 7 or Chapter 11 of the Federal Bankruptcy Code or any similar law, state or federal, whether now or hereafter existing, which action is not dismissed within thirty (30) days; or

          (v) ADMISSION OF INSOLVENCY. If the Mortgagor, any Beneficiary or any Guarantor of Mortgage Note shall file an answer admitting insolvency or inability to pay their debts or fail to obtain a vacation or stay of involuntary proceedings within thirty (30) days after the filing thereof or

          (vi) ADJUDICATION OF BANKRUPTCY. If the Mortgagor, any Beneficiary or any Guarantor of Mortgage Note shall be adjudicated a bankrupt, or a trustee or a receiver shall be appointed for the Mortgagor, any Beneficiary or any Guarantor of Mortgage Note which appointment is not relinquished within thirty (30) days for all or any portion of the Premises or its or their property in any involuntary proceedings; or

          (vii) INVOLUNTARY PROCEEDINGS. Any court shall have taken jurisdiction of all or any portion of Mortgage Note, in any involuntary proceeding for reorganization, dissolution, liquidation, or winding up of the Mortgagor, any Beneficiary or any Guarantor of Mortgage Note, and such trustees or receiver shall not be discharged or such jurisdiction relinquished or vacated or stayed on appeal or otherwise stayed within the thirty (30) days after appointment; or

          (viii) ASSIGNMENT FOR BENEFIT OF CREDITORS. The Mortgagor, any Beneficiary or any Guarantor of Mortgage Note shall make an assignment for the benefit of creditors, or shall admit in writing its or their insolvency or shall consent to the appointment of a receiver or trustee or liquidator of all or any portion of the Premises; or

          (ix) TRUTH OR FALSITY OF WARRANTIES. The untruth of falsity of any of the warranties contained herein, or the Collateral Assignment of Lease(s) and Rent(s) given to secure the payment of Mortgage Note 3;

          (x) FORECLOSURE OF OTHER LIENS. If the holder of a junior or senior mortgage or other lien on the Premises (without hereby implying Mortgagee's consent to any such junior or senior mortgage or other lien) declares a default or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder;

          (xi) DAMAGE OR DESTRUCTION. If the Premises or any material part thereof is demolished, destroyed or damaged by any cause whatsoever and the loss is not adequately covered by insurance actually collected and Mortgagor fails to deposit with the Mortgagee the deficiency upon written request;

          (xii)  ABANDONMENT. If the premises shall be abandoned.

          (xiii) DEFAULT UNDER OTHER INDEBTEDNESS. If the Mortgagor, any beneficiary or the guarantor of Mortgage Note shall be in default under any other indebtedness, obligation, Loan Documents, commitment letter or any liability as evidenced to the Mortgagee;

          (xiv) MATERIAL ADVERSE CHANGE. If there occurs, in the judgment of the Mortgagee, a material adverse change in the net assets or financial condition of the Mortgagor, any Beneficiary or any Guarantor of Mortgage Note as reflected on any updated financial statement(s) or as disclosed by an audit required by Mortgagee, compared to such party's net assets or financial condition as reflected on the financial statement(s) submitted to Mortgagee as of the date hereof;

          (xv) FALSE REPRESENTATION. If any representation or warranty made by Mortgagor, any Beneficiary or any Guarantor of Mortgage Note or others in, under or pursuant to the Loan Documents shall be false or misleading in any respect on or at any time after the date when made or if any inaccuracy shall exist in any of the financial statements, operating information or other information furnished to Mortgagee in connection with the Loan Documents;

          (xvi) FAILURE TO NOTIFY MORTGAGEE OF DEFAULT OR FALSE REPRESENTATION. If Mortgagor, any Beneficiary or any Guarantor of Mortgage Note shall fail to notify Mortgagee in writing as soon as it shall be practicable to do so upon learning that any representation of warranty made by Mortgagor, any Beneficiary or any Guarantor of Mortgage Note to Mortgagee is false or misleading in any material respect or upon learning of the occurrence of any event which with the passage of time or the giving of notice or both would constitute an Event of Default under the Loan Documents;

          (xvii) FAILURE TO OBTAIN MORTGAGEE'S CONSENT TO TRANSFER OR FINANCING. If Mortgagor or any party(ies) set forth in this Mortgage shall make any unpermitted transfer or financing in violation hereof;

          (xviii) JUDGMENT, LEVY OR ATTACHMENT. If any final judgment for the payment of money in excess of Five Thousand Dollars ($5,000.00) shall be rendered against Mortgagor, any Beneficiary or any Guarantor of Mortgage Note or if any writ, attachment, levy, citation, lien, or distress warrant shall be issued against the Premises or any part thereof or interest therein;

          (xix) INABILITY TO PAY IMPOSITIONS AND OTHER DEBTS. If Mortgagor shall fail to pay any of the Impositions when due, or if Mortgagor shall suffer or permit any other accounts payable in connection with the Premises to become past due, or if Mortgagor, any Beneficiary or any Guarantor of Mortgage Note shall generally fail or be unable to pay its debts as they come due, or shall admit in writing its inability to pay its debts as they become due, or shall make a general assignment for the benefit of creditors;

          (xx) OTHER INDEBTEDNESS. If Mortgagor, any Beneficiary or any Guarantor of Mortgage Note shall default in the due and punctual performance of any covenants, conditions, warranties, representations, or other obligation, including, without limitation, the repayment of indebtedness, under any documents or instruments evidencing or securing any other indebtedness owed to Mortgagee and shall fail to cure such default within the applicable cure or grace period, if any;

          (xxi) DEFAULT UNDER LEASES. If Mortgagor, any Beneficiary or any Guarantor of Mortgage Note defaults under any Lease.

               Upon the occurrence of an Event of Default, the entire indebtedness secured hereby, including, but not limited to, principal and accrued interest shall, at the option of the Mortgagee and without demand or notice to Mortgagor, become immediately due and payable with interest accruing thereafter on the unpaid principal balance of Mortgage Note at the Default Rate (as hereinafter defined) and, thereupon, or at any time after the occurrence of any such Event of Default, the Mortgagee may proceed to foreclose this Mortgage by judicial proceedings according to the statutes in such case provided, and any failure to exercise said option shall not constitute a waiver of the right to exercise the same at any other time.

(B) EXPENSE OF LITIGATION. In any suit to foreclose the lien on this Mortgage or enforce any other remedy of the Mortgagee under this Mortgage, Mortgage Note, or any other document given to secure the indebtedness represented by Mortgage Note, there shall be allowed and included as additional indebtedness in the judgment or decree, all expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee for reasonable attorneys' fees, appraisers' fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, survey costs and cost (which may be estimated as to items to be expended after entry of the decree), of procuring all abstracts of title, title searches and examinations, title insurance policies, and similar data and assurances with respect to title as Mortgagee may deem reasonably necessary either to prosecute such suit or to evidence to bidders at any sale which may be had pursuant to such decree, the true condition of the title to or value of the Premises. All expenditures and expenses of the nature in this paragraph mentioned, and such expenses and fees as may be incurred in the protection of said Premises and the maintenance of the lien of this Mortgage, including the fees of any attorney affecting this Mortgage, Mortgage Note or the Premises, or in preparation for the commencement or defense of any proceeding or threatened suit or proceeding, shall be immediately due and payable by Mortgagor, with interest thereon at the Default Rate.

(C) MORTGAGEE'S RIGHT OF POSSESSION IN CASE OF EVENT OF DEFAULT. In any case in which, under the provisions of this Mortgage, the Mortgagee has a right to institute foreclosure proceedings whether or not the entire principal sum secured hereby is declared to be immediately due as aforesaid, or whether before or after the institution of legal proceedings to foreclose the lien hereof, or before or after sale thereunder, forthwith upon demand of Mortgagee, Mortgagor shall surrender to Mortgagee, and Mortgagee shall be entitled to take actual possession of the Premises or any part thereof, personally or by its agent or attorneys, as for condition broken and Mortgagee, in its discretion may enter upon and take and maintain possession of all or any part of said Premises, together with all documents, books, records, papers, and accounts of the Mortgagor or the then owner of the Premises relating thereto, and may exclude the Mortgagor, its agents or servants, wholly therefrom, and may, in its own name as Mortgagee and under the powers herein granted:

          (i) hold, operate, manage and control the Premises and conduct the business, if any thereof, either personally or by its agents, and with full power to use such measures, legal or equitable, as in its discretion or in the discretion of its successors or assigns may be deemed proper or necessary to enforce the payment or security of the avails, rents, issues, and profits of the Premises including actions for recovery of rent, actions in forcible detainer, and actions in distress for rent, hereby granting full power and authority to exercise each and every of the rights, privileges, and powers herein granted at any and all times hereafter, without notice to the Mortgagor;

          (ii) cancel or terminate any lease or sublease or management agreement for any cause or on any ground which would entitle Mortgagor to cancel the same;

          (iii) extend or modify any then existing lease(s) or management agreement(s) and make new lease(s) or management agreement(s), which extensions, modification, and new lease(s) or management agreement(s) may provide for terms to expire, or for options to extend or renew terms to expire, beyond the maturity date of the indebtedness hereunder and the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such lease(s) and management agreement(s) and the options or other such provisions to be contained therein, shall be binding upon Mortgagor and all persons whose interests in the Premises are subject to the lien hereof and shall also be binding upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption from sale, discharge or the mortgage indebtedness, satisfactory of any foreclosure decree, or issuance of any certificate of sale or deed to any purchaser;

          (iv) make all necessary or proper repairs, decorations, renewals, replacements, alterations, additions, betterment, and improvements to the Premises as to Mortgagee may seem judicious, to insure and reinsure the Premises and all risks incidental to Mortgagee's possession, operation and management thereof, and to receive all avails, rents, issues and profits.

(D) MORTGAGEE'S DETERMINATION OF PRIORITY OF PAYMENTS. Any avails, rents, issues, and profits of the Premises received by the Mortgagee after having taken possession of the Premises, or pursuant to any assignment thereof to the Mortgagee under the provisions of this Mortgage or of any separate security documents or instruments shall be applied in payment of or on account of the following, in such order as the Mortgagee (or in case of a receivership, as the Court) may determine:

          (i) to the payment of the operation expenses of the Premises, which shall include reasonable compensation to the Mortgagee or the receiver and its agent or agents, if management of the Premises has been delegated to an agent or agents, and shall also include lease commissions and other compensation and expenses of seeking and procuring tenants and entering into leases, established claims for damages, if any, and premiums on insurance hereinabove authorized;

          (ii) to the payment of taxes, special assessments, and water taxes now due or which may hereafter become due on the Premises, or which may become a lien prior to the lien on this Mortgage;

          (iii) to the payment of all repairs and replacements, of said Premises and of placing said property in such condition as will, in the judgment of the Mortgagee or receiver, make it readily rentable;

          (iv) to the payment of any indebtedness secured hereby or any deficiency which may result from any foreclosure suit;

          (v) any overplus or remaining funds to the Mortgagor, their successors or assigns, as their rights may appear.

(E) APPOINTMENT OF RECEIVER. Upon or at any time after the filing of any complaint to foreclosure this Mortgage, the Court may, upon application, appoint a receiver of the Premises. Such appointment may be made either before or after sale upon appropriate notice as provided by law and without regard to the solvency or insolvency, at the time of application for such receiver, of the person or persons, if any, liable for the payment of the indebtedness secured hereby and without regard to the then value of the Premises, and without bond being required of the applicant. Such receiver shall have the power to take possession, control, and care of the Premises and to collect the rents, issues, and profits of the Premises during the pendency of such foreclosure suit, and, in the case of a sale and a deficiency, during the full statutory period of redemption (provided that the period of redemption has not been waived by the Mortgagor), as well as during any further times when the Mortgagor, its heirs, administrators, executors, successors, or the assigns, except for the intervention of such receiver, would be entitled to collect such rents, issues, and profits, and all other powers which may be necessary or are useful in such cases for the protection, possession, control, management, and operation of the Premises during the whole of said period, to extend or modify any then new lease(s) or management agreement(s), and to make new lease(s) or management agreement(s), which extensions, modifications, and new lease(s) or management agreement(s) may provide for terms to expire, or for options to lease(s) to extend or renew terms to expire, beyond the maturity date of the indebtedness hereunder, it being understood and agreed that any such lease(s) and management agreement(s) and the options or other such provisions to be contained therein, shall be binding upon Mortgagor and all persons whose interests in the Premises are subject to the lien hereof and upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption from sale, discharge of the mortgage indebtedness, satisfaction of any foreclosure decree or issuance of any certificate of sale or deed to any purchaser.

(F) APPLICATION OF PROCEEDS OF FORECLOSURE SUIT. The proceeds of any foreclosure sale of the Premises shall be distributed in the following order of priority: FIRST, on account of all costs and expenses incident to the foreclosure proceedings, including all such items as are mentioned in paragraph (B) hereof; SECOND, all other items which, under the terms hereof, constitute secured indebtedness additional to that evidenced by Mortgage Note, with interest thereon at the Default Rate; THIRD, all principal and interest at the Default Rate) remaining unpaid on Mortgage Note; and FOURTH, any overplus to Mortgagor, its successors or assigns, as their rights may appear.

(G) RECISION OF FAILURE TO EXERCISE. The failure of the Mortgagee to exercise the option for acceleration of maturity and/or foreclosure following any Event of Default as aforesaid, or to exercise any other option granted to the Mortgagee hereunder in any one or more instances, or the acceptance by Mortgagee of partial payments hereunder, shall not constitute a waiver of any such Event of Default nor extend or affect any cure period, if any, but such option shall remain continuously in force. Acceleration of maturity, once claimed hereunder by Mortgagee, may, at the option of Mortgagee, be rescinded by written acknowledgment to that effect by the Mortgagee and shall not affect the Mortgagee's right to accelerate the maturity for any future Event of Default.

(H) SALE OF SEPARATE PARCELS, RIGHT OF MORTGAGEE TO PURCHASE. In the event of any foreclosure sale of said Premises, the same may be sold in one or more parcels. Mortgagee may be the purchaser at any foreclosure sale of the Premises or any part thereof.

(I) WAIVER OF STATUTORY RIGHTS. Mortgagor shall not and will not (nor shall any beneficiary of Mortgagor) apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws or any so-called "Moratorium Laws", now existing or hereafter enacted, in order to prevent or hinder the enforcement of foreclosure of the lien of this Mortgage, but hereby waives the benefit of such laws. Mortgagor, for itself and all who may claim through or under it, including its beneficiary, waives any and all right to have the property and estates comprising the Premises marshaled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Premises sold as an entirety.

     IN THE EVENT OF THE COMMENCEMENT OF A JUDICIAL PROCEEDING TO FORECLOSE THIS MORTGAGE, MORTGAGOR DOES HEREBY EXPRESSLY WAIVE ANY AND ALL RIGHTS OF REDEMPTION FROM SALE UNDER ANY ORDER OR DECREE OR FORECLOSURE OF THIS MORTGAGE ON BEHALF
OF MORTGAGOR, AND EACH AND EVERY PERSON IT MAY LEGALLY BIND ACQUIRING ANY INTEREST IN OR TITLE TO THE PROPERTY AFTER THE DATE OF THE EXECUTION OF THIS MORTGAGE AND ON BEHALF OF ALL OTHER PERSONS TO THE EXTENT PERMITTED BY THE APPLICABLE PROVISIONS OF THE STATUTES AND LAWS OF THE STATE OF ILLINOIS, AND
FOR ALL THAT IT MAY LEGALLY BIND WHO ACQUIRE ANY INTEREST IN OR TITLE TO THE MORTGAGED PREMISES SUBSEQUENT TO THE DATE HEREOF, AGREES THAT WHEN SALE IS HAD UNDER ANY DECREE OF

FORECLOSURE OF THIS MORTGAGE, UPON CONFIRMATION OF SUCH SALE, THE SHERIFF OF THE COUNTY IN WHICH THE PROPERTY IS LOCATED, OR OTHER OFFICER MAKING SUCH SALE, OR HIS SUCCESSOR IN OFFICE, SHALL BE AND IS AUTHORIZED IMMEDIATELY TO EXECUTE AND DELIVER TO THE PURCHASER AT SUCH SALE, A DEED CONVEYING THE PROPERTY, SHOWING THE AMOUNT PAID THEREFOR, OR IF PURCHASED BY THE PERSON IN WHOSE FAVOR THE ORDER OF DECREE IS ENTERED, THE AMOUNT OF HIS BID THEREFOR

     THE MORTGAGOR FURTHER HEREBY WAIVES AND RELEASES ALL RIGHTS UNDER AND BY VIRTUE OF THE HOMESTEAD EXEMPTION LAWS OF THE STATE OF ILLINOIS AND ALL RIGHT TO RETAIN POSSESSION OF SAID MORTGAGED PROPERTY AFTER ANY DEFAULT IN OR BREACH OF ANY OF THE COVENANTS, AGREEMENTS OR PROVISIONS HEREIN CONTAINED.

(J) DEFAULT RATE. The term "Default Rate" shall mean 5.000% percentage points over the Index as defined in the Note.

     14. ASSIGNMENT OF RENTS, ISSUES AND PROFITS. Mortgagor hereby assigns and transfers to Mortgagee all the rents, issues and profits of the Premises and hereby gives to and confers upon Mortgagee the right, power, and authority to collect such rents, issues and profits. Mortgagor irrevocably appoints Mortgagee its true and lawful attorney-in-fact, at the option of Mortgagee at any time and from time to time, after the occurrence of an Event of Default and after Notice and the expiration of any applicable grace period, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, in the name of Mortgagor or Mortgagee, for all such rents, issues and profits and apply the same to the indebtedness secured hereby; provided, however, that Mortgagor shall have the right to enter into leases for the Premises at rents not less than the going rate for comparable space in the same community, collect such rents, issues and profits (but not more than two months in advance, including any security deposits) prior to or at any time there is not an Event of Default under this Mortgage or Mortgage Note. The Assignment of the rents, issues and profits of the Premises in this paragraph is intended to be an absolute assignment from Mortgagor to Mortgagee and not merely the passing of a security interest. The rents, issues and profits are hereby assigned absolutely by Mortgagor to Mortgagee contingent only upon the occurrence of an Event of Default under any of the Loan Instruments.

     15. COLLECTION UPON DEFAULT. Upon any Event of Default, Mortgagee may, at any time without notice, either in person, by agent or by a receiver appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of the Premises, or any part thereof, in its own name use for or otherwise collect such rents, issues, and profits, including less costs and expenses of operation and collection, including reasonable attorneys' fees, those past due and unpaid, and apply the same, upon any indebtedness secured hereby, and in such order as Mortgagee may determine. The collection of such rents, issues and profits, or the entering upon and taking possession of the Premises, or the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default.

     16. ASSIGNMENT OF LEASES. Mortgagor hereby assigns and transfers to Mortgagee as additional security for the payment of the Indebtedness hereby secured, all present and future leases upon all or any part of the Premises and to execute and deliver, at the request of Mortgagee, all such further assurances and assignments in the Premises as Mortgagee shall from time to time reasonably require.

     17. RIGHTS AND REMEDIES ARE CUMULATIVE. All rights and remedies herein provided are cumulative and the holder of Mortgage Note secured hereby and of every other obligation secured hereby may recover judgment hereon, issue execution therefor, and resort to every other right or remedy available at law or in equity without first exhausting and without affecting or impairing the security of any right afforded by this Mortgage.

     18. GIVING OF NOTICE. Any notice or demands which either writing and shall be hand delivered or mailed by certified mail, return receipt requested, addressed to such other party at the address, hereinabove or hereinafter set forth, or at such other address as either party hereto may, from time to time, by notice in writing, designate to the other party, as a place for service of notice All such notices and demands which are mailed shall be effectively given two (2) business days after the date of post marking. All such notices and demands which are hand delivered shall be effectively given on the date of such delivery. In case no other address has been so specified, notices and demands hereunder shall be sent to the following address:

     To Mortgagee:    Manufacturers Bank
                      1200 North Ashland Avenue
                      Chicago, Illinois 60622

     With A Copy To:  Gerald M. Petacque
                      l9 W. Jackson Blvd.
                      Chicago, Illinois 60604

     To Mortgagor:    The Leap Partnership, Inc.
                      22 West Hubbard Street
                      Chicago, Illinois 60610
                      Attention: Peter Vezmar, Chief Financial Officer

     With A Copy To:  Philip E. Ruben
                      Kwiatt, Silverman & Ruben, Ltd.
                      500 Central Avenue
                      Northfield, Illinois 60093

     19. TIME IS OF THE ESSENCE. It is specifically agreed that time is of the essence of this Mortgage. Whenever under the terms hereof the time for performance or payment shall be extended to the next business day. The waiver of the options or obligations secured hereby shall not at any time thereafter be held to be abandonment of such rights. Except as otherwise specifically required, notice of the exercise of any option granted to the Mortgagee herein, or in Mortgage Note secured hereby is not required to be given.

     20. COMMITMENT LETTER. The indebtedness evidenced by the Mortgage and secured hereby has by Mortgagee pursuant to the terms of a verbal commitment issued by Mortgagee and subsequently accepted as set forth in such commitment. All terms and conditions of such verbal commitment are incorporated herein by reference as if fully set forth.

     21. COVENANTS TO RUN WITH THE LAND. All the covenants hereof shall run with the land.

     22. CAPTIONS. THE CAPTIONS AND HEADINGS OF VARIOUS PARAGRAPHS ARE FOR CONVENIENCE ONLY, AND ARE NOT TO BE CONSTRUED AS DEFINING OR LIMITING IN ANY WAY THE SCOPE OR INTENT OF THE PROVISIONS THEREOF.

     23. CONSTRUCTION. Mortgagor does hereby acknowledge that all negotiations relative to the loan evidenced by Mortgage Note, this Mortgage, and all other documents and instruments securing Mortgage NOTE, TOOK PLACE IN THE STATE OF ILLINOIS. MORTGAGOR AND MORTGAGEE (BY MAKING THE LOAN EVIDENCED BY MORTGAGE
NOTE) DO HEREBY AGREE THAT MORTGAGE NOTE, THIS MORTGAGE AND ALL OTHER DOCUMENTS SECURING MORTGAGE NOTE SHALL BE CONSTRUED AND ENFORCED ACCORDING TO THE LAWS OF THE STATE OF ILLINOIS.

     24. APPLICATION OF INSURANCE PROCEEDS AND EMINENT DOMAIN AWARDS.

(A) In the event of any such loss or damage to the Premises, as described in paragraph 1(C)(i) hereof, Mortgagor shall give notice to Mortgagee, and the Mortgagee is authorized (a) to settle and adjust any claim under insurance policy(ies) which insure against such risks or (b) to allow Mortgagor to agree with the insurance company or companies on the amount to be paid in regard to such loss. In either case, Mortgagee is authorized to collect and receipt for any such money and Mortgagee is authorized to execute the proofs of loss on behalf of Mortgagor, the insurance proceeds after deducting therefrom any expenses incurred in the collection thereof (including the fees of an adjuster) may at the option of the Mortgagee be applied as follows: (i) as a credit upon any portion of the indebtedness secured hereby; or (ii) to reimburse Mortgagor for repairing or restoring the improvements, provided that Mortgagor complies with each of the provisions specified in paragraph 24(B)(i) through 24(B)(iii) hereof, in which event the Mortgagee shall not be obliged to see to the proper application thereof nor shall the amount so released or used for restoration be deemed a payment on the indebtedness secured hereby.

(B) In the event that Mortgagee elects to make the proceeds of insurance available for the restoration of the improvements so damaged, no disbursement thereof shall occur unless Mortgagor is in compliance with each of the following conditions:

          (i) No Event of Default shall then exist under any of the terms, covenants and conditions of Mortgage Note, this MORTGAGE, or any other documents or instruments evidencing or securing Mortgage Note;

          (ii) Mortgagee shall first be given satisfactory proof that such improvements have been fully restored or that by the expenditure of the proceeds of insurance, and any sums deposited by Mortgagor pursuant to the terms of subparagraph (iii) hereof, will be fully restored, free and clear of mechanic's and materialmen's liens, except for liens for which adequate provisions is made pursuant to paragraph 1(D) hereof, within six (6) months from the date of such loss or damage;

          (iii) In the event such Proceeds shall be insufficient to restore the improvements Mortgagor shall deposit promptly with Mortgagee funds which, together with the insurance proceeds, would be sufficient to restore the improvements.

(C) The excess of the insurance proceeds above the amount necessary to complete any necessary restoration shall, after completion of the repair and restoration, be applied as a credit upon any portion, as selected by Mortgagee, of the indebtedness secured hereby, but the funds released by Mortgagee for restoration shall in no event be deemed a payment of the indebtedness secured hereby.

(D) In the event Mortgagee shall elect to permit the Mortgagor to use such proceeds for the restoring of the improvements or in the event Mortgagee shall elect to permit Mortgagor to use such proceeds for the restoring of the improvements, such proceeds shall be made available, from time to time, upon Mortgagee being furnished with satisfactory evidence of the estimated cost of such restoration and with architect's certificates, partial or final waivers of lien, as the case may be, contractors' sworn statements, and if the estimated cost of the work exceeds ten (10%) percent of the original principal amount of the indebtedness secured hereby, with all plans and specifications for such rebuilding or restoration as Mortgagee may reasonably require and approve. No payment made prior to the final completion of the work shall exceed ninety (90%) percent of the value of the work performed, from time to time, and at all times the undisbursed balance of said proceeds remaining in the hands of the Mortgagee shall be at least sufficient to pay for the cost of the completion of the work, free and clear of any liens. In the event of foreclosure of this Mortgage, or other transfer of title to the Premises in extinguishment of the indebtedness secured hereby, all right, title, and interest of the Mortgagor, in and to any insurance policies then in force, and any claims or proceeds thereunder shall to the extent of the indebtedness, pass to the Mortgagee or any purchaser or grantee.

(E) In the event that Mortgagee elects to make available to the Mortgagor the proceeds of any award for eminent domain to restore any improvements on the Premises, no disbursement thereof shall occur unless Mortgagor is in compliance with each of the following condition:

          (i) No Event of Default shall then exist under any of the terms, covenants, and conditions of Mortgage Note, this Mortgage, or any other documents or instruments evidencing or securing Mortgage Note;

          (ii) Mortgagee shall first be given satisfactory proof that such improvements have been fully restored or that by the expenditure of such award and any such sums deposited with Mortgagee pursuant to the terms of subparagraph (iii) hereof, will be fully restored, free and clear of all mechanic's and materialmen's liens, except for liens for which adequate provision is made pursuant to paragraph 1(D) hereof, within six (6) months from the date of such taking;

          (iii) In the event such award shall be insufficient to restore the improvements, Mortgagor shall deposit promptly with Mortgagee funds which, together with the award proceeds, would be sufficient to restore the improvements;

          (iv) The rental income to be derived from the improvements, subsequent to such taking by eminent domain, shall not adversely affect the Mortgagor's ability to pay the indebtedness evidenced by the Mortgage;

          (v) The disbursement of the award will be made according to those provisions of paragraph 24 which relate to the disbursement of insurance proceeds for repair and restoration of the improvements and the conditions precedent to be satisfied by the Mortgagor with regard thereto;

          (vi) The excess of the proceeds of the award, above the amount necessary to complete such restoration, shall be applied as a credit upon any portion, as selected by Mortgagee, of the indebtedness secured hereby, but the proceeds of the award released by Mortgagee for restoration shall, in no event, be deemed a payment of the indebtedness secured hereby.

     25. FILING AND RECORDING CHARGES AND TAXES. Mortgagor will pay all filing, registration, recording and search and information fees, and all expenses incident to the execution and acknowledgment of this Mortgage and all other documents securing Mortgage Note and all federal, state, county and municipal taxes, other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution, delivery, filing, recording or registration of Mortgage Note, this Mortgage and all other documents securing Mortgage Note and all assignments thereof.

     26. NON-JOINDER OF TENANT. After an Event of Default, Mortgagee shall have the right and option to commence a civil action to foreclose the lien on this Mortgage and to obtain an order or judgment of foreclosure and sale subject to the rights of any tenant or tenants of the Premises. The failure to join any tenant or tenants of the Premise as party defendant or defendants in any such civil action or the failure of any such order or judgment to foreclose their rights shall not be asserted by the Mortgagor.

     27. BINDING ON SUCCESSORS AND ASSIGNS. Without expanding the liability of any guarantor contained in any instrument of Guaranty executed in connection herewith, this Mortgage and all provisions hereof shall extend and be binding upon Mortgagor and all persons claiming under or through Mortgagor, and the word "mortgagor" when used herein, shall include all such persons and all persons liable for the payment of the indebtedness or any part thereof, whether or not such persons shall have executed Mortgage Note or this Mortgage. The word "mortgagee" when used herein, shall include the successors and assigns of the Mortgagee named herein and the holder or holders, from time to time, of Mortgage Note secured hereby: Whenever used, the singular number shall include the plural, and the plural the singular, and the use of any gender shall include all genders.

     28. INSURANCE UPON FORECLOSURE. In case of an insured loss after foreclosure proceedings have been instituted, the proceeds of any insurance policies, if not applied in rebuilding or restoring the buildings or improvements, shall be used to pay the amount due in accordance with any decree of foreclosure and any balance shall be paid as the court may direct. In the case of foreclosure of this Mortgage, the court, in its decree, may provide that the decree creditor may cause a new loss clause to be attached to each casualty insurance policy making the proceeds payable to decree creditors; and any such foreclosure decree may further provide that in case of one or more redemption under said decree, each successive redemptor may cause the proceeding loss clause attached to each casualty insurance policy to be canceled and a new loss clause to be attached thereto, making the proceeds thereunder payable to such redemptor. In the event of foreclosure sale, Mortgagee is authorized, without the consent of Mortgagor, to assign any and all insurance policies to the purchaser at the sale, or to take such other steps as Mortgagee may deem advisable to cause the interest of such purchaser to be protected by any of the said insurance policies.

     29. ATTORNEY'S FEES. Mortgagor shall pay for Mortgagee's attorney's fees, costs, and expenses for negotiations, preparation of, drafting of Mortgage Note and other loan documents including but not limited to advice received by Mortgagee from Mortgagee's attorneys from time to time arising out of this Mortgage and other loan documents.

     30. OTHER CONTRACTS. The Mortgagor hereby assigns to the Mortgagee as further security for the indebtedness secured hereby, the Mortgagor's interest in all agreements, contracts (including contracts for the lease or sale of the premises or any portion thereof), licenses and permits affecting the premises. Such assignment shall not be construed as a consent by the Mortgagee to any agreement, contract, license or permit so assigned, or to impose upon the Mortgagee any obligations with respect thereto. The Mortgagor shall not cancel or amend any of the agreements, contracts, licenses and permits hereby assigned (nor permit any of the same to terminate if they are necessary or desirable for the operation of the premises) without first obtaining, on each occasion, the prior written approval of the Mortgagee. This paragraph shall not be applicable to any agreement, contract, license or permit that terminates if it is assigned without the consent of any patty thereto (other than Mortgagor) or issuer thereof, unless such consent has been obtained or this Mortgage is ratified by such party or issuer, nor shall this paragraph be construed as a present assignment of any contract, license, or permit that the Mortgagor is required by law to hold in order to operate the mortgaged premises for the purpose intended.

     31. FUTURE ADVANCES. Upon request of Mortgagor, Mortgagee, at Mortgagee's option, so long as this Mortgage secures the indebtedness held by Mortgagee, may make future advances to Mortgagor subject to the following further conditions that:

A) All the advances must be made on or before twenty (20) years from the date of this Mortgage;

B) That at no time shall the principal amount of the indebtedness secured by this Mortgage not including sums advanced in accordance herewith to protect the security of the Mortgage exceed the original amount of the Mortgage (U.S. $596,000.00),

C) Such future advances with interest thereon shall be secured by this Mortgage when evidenced by Mortgage(s) stating that said Mortgage(s) are secured hereby. Such Mortgage(s) may be in the form of a Demand GRID Mortgage(s);

D) That such subsequent advances shall have the same priority over liens, encumbrances, and other matters as advances secured by this Mortgage as of the Date of this Mortgage;

E) Such future advances constitute "Revolving Credit" as defined in the Illinois Compiled Statutes at 815 ILCS 205/4.1.

     IN WITNESS WHEREOF, Mortgagor has caused these presents to be signed the day and year first above written.

CORPORATE MORTGAGOR


WITNESS our hands and seals this____day of_______________________, 1996.

                     The Leap Partnership, Inc., an Illinois corporation

                     By: /s/ Peter Vezmar
                        ---------------------------------------------
                        Peter Vezmar.
                     Title: Chief Financial Officer


ATTEST:

/s/ Phillip E. Rubin
- -----------------------
Asst. Secretary



STATE OF ILLINOIS   )
                    ) SS
COUNTY OF COOK      )

     I,___________________ , a Notary Public in and for said County, in the State aforesaid, do hereby certify that the undersigned officer Peter Vezmar, personally known to me to be the Chief Financial Officer, of the above named corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the uses and purposes therein set forth, by signing the name of the corporation by himself as such officer.

      Given under my hand and notarial seal this___day of_______________ , 1996.



                                          ----------------------------------
                                          Notary Public

My Commission Expires:


- ---------------------------------

                                  EXHIBIT "1"


                                 MORTGAGE NOTE

$596,000.00                                                    Chicago, Illinois
                                                               May 7, 1996

FOR VALUE RECEIVED, the undersigned, The Leap Partnership, Inc., an Illinois corporation ("Leap"), (hereinafter referred to from time to time as "Maker") hereby promises to pay to the order of Manufacturers Bank ("Payee"), at its offices at 1200 North Ashland Avenue, Chicago, Illinois 60622 or at such other place as Payee may from time to time designate, in the manner hereinafter provided, the principal sum of Five Hundred Ninety-Six Thousand and no/100 ($596,000.00) Dollars, in lawful money of the United States of America, together with interest ("Interest Rate") from the date of disbursement on the outstanding balance from time to time as follows:

     Principal and interest payable monthly at the Initial Variable Rate of Nine and a Quarter (9.25%) per cent per annum ("Interest Rate") based on a 10-year amortization in equal monthly installments of Seven Thousand Seven Hundred Ninety-Four and 00/100 ($7,794.00) Dollars commencing on the 1/st/ of July, 1996 and on the 1/st/ day of each month thereafter until this Note is paid in full except a final payment of principal and interest remaining unpaid, if any, unless sooner paid by acceleration or otherwise, shall be due on the 1/st/ day of June, 2001 ("Maturity Date").

     VARIABLE INTEREST RATE. The Interest Rate on this Note is subject to change from time to time on changes in an Index which is the Payee's Reference Rate (the "Index"). Payee will tell Maker the current Index Rate upon Maker's request. Maker understands that Payee may make loans based on other rates as well. The Interest Rate change will not occur more often than each day. The Index currently is 8.250% per annum. The Interest Rate to be applied to the unpaid principal balance of this Note will be at a rate of 1.000 percentage point over the Index, resulting in an Initial Rate of 9.250% per annum. NOTICE:
Under no circumstances will the Interest Rate on this Note be more than the maximum rate allowed by applicable law unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal and any remaining amount to any unpaid collection costs and late charges.

     THIS IS A BALLOON NOTE AND ON THE MATURITY DATE A SUBSTANTIAL PORTION OF THE PRINCIPAL AMOUNT OF THIS NOTE WILL REMAIN UNPAID BY THE MONTHLY PAYMENTS ABOVE REQUIRED.

     All funds disbursed hereunder by Payee whether by check, credit to the accounts of the Maker, by mail, wire transfer or other delivery to the Maker or to escrowees for the benefit of Maker shall be deemed outstanding hereunder and to have been received by Maker as of the date of such mailing, wire transfer or other delivery, and interest shall accrue from and after such mailing, wire transfer or other delivery.

     Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed. In the event that the unpaid principal balance of this Mortgage Note ("Note") becomes due and payable on a date other than the first day of a calendar month, a final payment of interest at the rate provided in this Note shall be due and payable on such date.

     This Note is secured by a certain Mortgage, Assignment of Leases and Security Agreement of even date herewith executed by Leap ("Mortgage") which pertains to certain real estate located at 22 West Hubbard, Chicago, Cook County, Illinois 60610, and legally described on Exhibit "2" attached to the Mortgage ("Real Estate"), and is further secured by the other Loan and Security documents ("Loan Documents") (as defined in the Mortgage) all of which documents bear even date herewith, which are made a part hereof and which are hereby incorporated by reference.

     This Note is further secured by the following:

     (1) A certain Commercial Security Agreement dated October 4, 1995 ("Security Agreement") executed by Leap, as Debtor, in favor of Payee as Secured Party which Security Agreement secures a certain Promissory Note dated October 4, 1995 in the amount of One Million Five Hundred Thousand ($1,500,000.00) Dollars executed by Leap, as Maker, in favor of Payee.

     (2) A certain Commercial Security Agreement dated October 4, 1995 ("Security Agreement") executed by Leap, as Debtor, in favor of Payee as Secured Party which Security Agreement secures a certain Promissory Note dated October 4, 1995 in the amount of Five Hundred Thousand ($500,000.00) Dollars executed by Leap, as Maker, in favor of Payee.

     That all of the aforesaid Notes and Security Agreements are hereby incorporated by reference and made a part hereof. That any default(s) under the terms of any one or more of the aforesaid Notes and/or Security Agreements shall, also, be an occurrence of default(s) under the terms of all the Notes, this Note, the Mortgage and Security Agreements. That any default(s) under the terms of this Note and/or the Mortgage shall, also, be an occurrence of default(s) under the terms of all the Notes and Security Agreements.

     Whenever under the terms hereof the time for performance of same falls upon a Saturday, Sunday or holiday such time for performance or payment shall be extended to the next business day.

     Maker shall not, without the prior written consent of Payee, create, effect, contract for, consent to or permit any Prohibited Transfer (as defined in the Mortgage).

     If Maker fails to pay any installment or payment of principal or interest or other charge due hereunder when due, or if at any time hereafter the right to foreclose or exercise the remedies available under the Mortgage, or other Loan Documents or which Payee may have at law in equity or otherwise, or to accelerate this Note shall accrue to the Payee under any of the provisions contained in this Note, the Mortgage, or the other Loan Documents, including, without limitation, by reason of the Real Estate or any part thereof or any legal, equitable or beneficial interest therein, being sold, assigned, transferred, conveyed, mortgaged or otherwise liened or encumbered to or in favor of any party other than Payee, or by reason of Maker or any beneficiary of Maker other than Payee, or by reason of Maker or any beneficiary of Maker entering into any contract or agreement for any of the foregoing, or if at any time hereafter any other default occurs under the Mortgage, this Note, Guaranty, if any, of this Note or any of the Loan Documents, and Maker fails to cure the same within the time period, if any, provided for curing the same under the terms of the Mortgage or other Loan Documents, then at the option and election of the Payee, and without further notice, grace or opportunity to cure, the entire unpaid principal balance outstanding hereunder, together with all interest accrued thereon, may be accelerated and become immediately due and payable at the place of payment aforesaid.

     In case the right to accelerate this Note shall accrue by reason of any of the events of default referred to in the preceding paragraph, in lieu of or in addition to any other right or remedy then available under this Note or the other Loan Documents, the Payee shall have the right and option, without further notice, to implement, as of and from the date of default, the "Default Rate" (as hereinafter defined) to the entire principal balance outstanding under this Note and all accrued interest thereon. For purposes of this Note, the "Default Rate" shall be 5.000% percentage points over the Index or the Maximum Interest Rate Payee is permitted to by law.

     Without limiting the foregoing, the Payee shall have the option in lieu of or in addition to acceleration and/or implementing the Default Rate and/or exercising any other right or remedy, to require that Maker shall pay the Payee a late payment charge equal to five (5%) percent for each dollar of any monthly payment not received within ten (10) days of when due to partially defray the additional expenses incidental to the handling and processing of past due payments. The foregoing late payment charge shall apply individually to all past due payments and shall be subject to no daily pro rata adjustment or reduction.

     Time is of the essence hereof.

     Maker, for itself, and its successors and assigns, estates, heirs, and personal representatives, and each Maker, endorser or guarantor, if any, of this Note, for their successors and assigns, estates, heirs, and personal representatives, hereby forever waive(s) presentment, protest and demand, notice of protest, demand, dishonor and none payment of this Note, and all other notices in connection with the delivery, acceptance, perforrnance, default or enforcement of the payment of this Note and waives and renounces all rights to the benefits of any statute of limitations and any moratorium, appraisement, exemption and homestead law now provided or which may hereby be provided by any federal or state statute or decisions, including but not limited to exemptions provided by or allowed under the Bankruptcy Code, against the enforcement and collection of the obligations evidenced by this Note, and any and all amendments, substitutions, extensions, renewals, increases and modifications hereof. Maker agrees to pay all costs and expenses of collection and enforcement of this Note when incurred, including Payee's attorneys' fees and legal and court costs, including any incurred on appeal or in connection with bankruptcy or insolvency, whether or not any lawsuit or proceeding is ever filed with respect hereto. No extensions of time of the payment of this Note or any instalment hereof or any other modification, amendment or forbearance made by agreement with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the liability of any Maker, endorser, guarantor of any other person with regard to this Note, either in whole or in part.

     No failure on the part of Payee or any holder hereof to exercise any right or remedy hereunder, whether before or after the occurrence of a default, shall constitute a waiver thereof, and no waiver of any past default shall constitute a waiver of any future default or of any other default. No failure to accelerate the debt evidenced hereby by reason of default hereunder, or acceptance of a past due installment, or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment thereafter or to impose the Default Rate retroactively or prospectively, or to impose late payment charges, or shall be deemed to be a novation of this Note or as a reinstatement of the debt evidenced hereby or as a waiver of such right of acceleration or any other right, or be construed so as to preclude the exercise of any right which the Payee or any holder hereof may have, whether by the laws of the state governing this Note, by agreement, or otherwise, and none of the foregoing shall operate to release, change or affect the liability of Maker or any Co-Maker, endorser or guarantor of this Note, and each Co-Maker, endorser and guarantor hereby expressly waive the benefit of any statute or rule of law or equity which would produce a result contrary to or in conflict with the foregoing. This Note may not be modified or amended orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

     The parties hereto intend and believe that each provision in this Note comports with all applicable local, state, and federal laws and judicial decisions. However, if any provisions, provision, or portion of any provision in this Note is found by a court of competent jurisdiction to be in violation of any applicable local, state or federal ordinance, statute, law, or administrative or judicial decision, or public policy, and if such court would declare such portion, provision or provisions of this Note to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force and effect to the fullest possible extent that they are legal, valid and enforceable, and that the remainder of this Note shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were severable and not contained therein, and that the rights, obligations and interest of the Maker and the holder hereof under the remainder of this Note shall continue in full force and effect.

     All terms, conditions and agreements herein are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, acceleration of maturity of the unpaid principal balance hereof, or otherwise, shall the amount paid or agreed to be paid to the holders hereof for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate permissible under applicable laws. If, from any circumstances whatsoever, fulfillment of any provision hereof shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity, and if under any circumstances the holder hereof shall ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest.

     This Note shall inure to the benefit of the Payee and its successors and assigns and shall be binding upon the undersigned and its successors and assigns. As used herein, the term "Payee" shall mean and include the successors and assigns of the identified payee and the holder or holders of this Note from time to time.

     Maker acknowledges and agrees that (i) this Note and the rights and obligations of all parties hereunder shall be governed by and construed under the laws of the State of Illinois; (ii) that the obligation evidenced by this
Note is an exempt transaction under the Truth-in-Lending Act, 15 U.S.C. Sec. 1601 et. seq.; (iii) that said obligation constitutes a "business loan" which comes within the purview of 815 ILCS 205/4 (c); and (iv) that the proceeds of the loan evidenced by this Note will not be used for the purchase of registered equity securities within the purview of Regulation "G" issued by the Board of Governors of the Federal Reserve System.

     The obligations of the Maker of this Note shall be direct and primary and when the context of construction of the terms of this Note so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and neuter. This Note shall be the joint and several obligation of Maker, all sureties, guarantors and endorsers, and shall be binding upon them and their successors and assigns.

     Maker hereby irrevocably agrees and consents and submits to the jurisdiction of any court of general jurisdiction in the State of Illinois, but further agrees that any litigation, actions or proceedings will be litigated at the Payee's sole discretion and election only in courts having situs within the City of Chicago, State of Illinois, in any United States District Court located within the State of Illinois including the United States District Court for the Northern District of Illinois, Eastern Division, if such court shall have jurisdiction over the subject matter, with respect to any legal proceeding arising out of or related to this Note and irrevocably waives any right that may exist with respect to a jury or jury trial and right to transfer or change the venue.

     BY SIGNING THIS NOTE, Maker accepts and agrees to the terms and covenants contained in this Note.

                               Corporate Maker

                               The Leap Partnership, Inc., an Illinois
                               corporation

                               By: /s/ Peter Vezmar
                                  ---------------------------------
                                  Peter Vezmar, Chief Financial Officer


      ------------------------------------
      |          "OFFICIAL SEAL"         |
      |        COLLEEN C. CORRERA        |
      | Notary Public, State of Illinois |
      |  My Commission Expires 8/22/98   |    /s/ Colleen C. Correra
      ------------------------------------   -----------------------------

STATE OF ILLINOIS    )
                     ) SS
COUNTY OF COOK       )

     I,_______________________ , a Notary Public in and for said County, in the State aforesaid, do hereby certify that the undersigned officer, Peter Vezmar, personally known to me to be the Chief Financial Officer, The Leap Partnership, Inc., an Illinois corporation, and that they as such officer, being authorized to do so, executed the foregoing instrument for the uses and purposes therein set forth, by signing the name of the corporation by himself as such officer.

     Given under my hand and notarial seal this____ day of________________ __________, 1996.

                                      ____________________________________
                                      Notary Public

My Commission Expires:


- -----------------------------

                                  EXHIBIT "2"

                               LEGAL DESCRIPTION

COMMON ADDRESS:        22 West Hubbard, Chicago, Illinois 60610

P.I.N.                 17-09-255-022-0000

LOT 5 AND THE WEST l AND 1/3 FEET OF LOT 4 IN WOLCOTT'S ADDITION TO CHICAGO IN THE EAST l/2 OF THE NORTH EAST 1/4 OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

                                   EXHIBIT 3

Mortgagor/Debtor:     The Leap Partnership, Inc., an Illinois corporation

Secured Party:        Manufacturers Bank

                           DESCRIPTION OF COLLATERAL

     All of the following property now or at any time hereafter owned by Mortgagor/Debtor (hereinafter referred to from time to time as "Debtor") or in which the Mortgagor/Debtor may now or at any time hereafter have any interest or rights, together with all of Mortgagor/Debtor's rights, title and interest therein and thereto:

     1. All machinery, apparatus, equipment, inventory, fittings, fixtures, appliances, furnishings, supplies and articles of personal property of every kind and nature whatsoever, including, but not limited to, any for the purpose of supplying or distributing heat, light, air, power, water, ventilation, air conditioning or refrigeration (whether single units or centrally controlled), all screens, screen doors, storm windows, storm doors, shades, awnings, gas and electric fixtures and equipment, fans, radiators, heaters, engines, machinery, boilers, ranges, furniture, motors, sinks, bathtubs, carpets, floor coverings, windows shades, drapes, furnaces, stokers, conduits, switchboards, pipes, tanks, lifting equipment, fire control or fire extinguishing apparatus or equipment, ducts, compressors, pumps, furniture and furnishings, located on or affixed to, attached to, incorporated in, or placed upon the "Premises" (as described in Exhibit 2) or in any building or improvements now located thereon or hereafter located thereon, except for any of the foregoing items of property which are owned by any tenant of any such building or improvement and which, according to the terms of any applicable lease, may be removed by such tenant at the expiration or termination of said lease.

     2. All equipment, material, inventory and supplies wherever located and whether in the possession of the Debtor or any third party, intended or prepared for use in connection with the construction of, incorporation into or affixment to the Property or any building or improvement being, or to be, constructed upon the Property, including, without limitation, all lumber, masonry, steel and metal (assembled, fabricated or otherwise), in the possession of any third party intended or designated for incorporation into or affixment to any such building or improvement.

     3. Any and all contracts and agreements for construction, construction supervision, architectural services, maintenance, management, operation, marketing, leasing and other professional services pertaining to the Property heretofore or hereafter entered by Debtor or Trustee, including any subcontracts, material supply contracts, and including all of Debtor's or Trustee's rights to receive services, work, materials, supplies and other goods thereunder, claims and rights with respect to nonperformance or breach of such contracts and agreements, including rights under any payment and performance bond(s) issued to Debtor or Trustee and/or said contractor(s), and all plans and specifications, drawings, models and work product relating to the buildings and other improvements intended to be undertaken on the Property pursuant to the Loan Documents.

     4. Any and all accounts, chattel paper and general intangibles, now or hereafter acquired, as those terms are defined in the Uniform Commercial Code, including but not limited to, all of the Debtor's or Trustee's right, title and interest in, to and under any contracts, leases, licenses or other agreements of any kind entered into by Debtor or Trustee in connection with the ownership, construction, maintenance, use, operation, leasing or marketing of the Property, including but not limited to any escrow, franchise, warranty, service, management, operation, equipment or concession contract, agreement or lease, and end-loan commitment, including all of Debtor's or Trustee's rights to receive services or benefits and claims and rights to receive services or benefits and claims and rights with respect to non-performance or breach thereunder.

     5. All governmental or administrative permits, licenses, certificates, consents and approvals relating to the Property or any building or improvements thereon or to be constructed or made thereon.

     6. All proceeds of or any payments due to or for the account of Debtor or Trustee under any policy of insurance (or similar agreement) insuring, covering or payable upon loss, damage, destruction or other casualty or occurrence of or with respect to any of the foregoing described Collateral, the Property or any building or improvement now or hereafter located on the Property, whether or not such policy or agreement is owned or was provided by Debtor or names Debtor or Secured Party as beneficiary or loss payee and all refunds of unearned premiums payable to Debtor or Trustee on or with respect to any such policies or agreements.

     7. Any and all proceeds or rights to proceeds arising out of any condemnation or exercise of right of eminent domain pertaining to the Property or any building or improvement now or hereafter located on the Property.

     8. All proceeds of, substitutions and replacements for accessions to and products of any of the foregoing in whatever form, including, without limitation, cash, checks, drafts and other instruments for the payment of money (whether intended as payment or credit items), chattel paper, security agreements, documents of title and all other documents and instruments.

                                       2